PAX WORLD FUND INC.

William M. Prifti, Esq.                              220 Broadway, Suite 204
                                                      Lynnfield, MA  01940
Secretary and General Counsel                               617 593-4525
                                                            Fax 598-5222




         The Pax World Fund Annual Report, December 31, 1995, does not include graphs and tables which the computer, as your aware, cannot transmit electronically. Any questions should be directed to: William M. Prifti, Secretary and Counsel, 220 Broadway, Suite 204, Lynnfield, MA 01940,(617 593-4525) (Fax 598-5222) whose office has transmitted the required documentation.

































                               PAX WORLD FUND INC

                                     ANNUAL
                                     REPORT
                                DECEMBER 31, 1995















Dear Pax World Fund Shareholder:
      The Directors of Pax World Fund are pleased to report that for the period ending December 31,1995, the total return on a share of the Fund was 29.19%. During the year, the Fund made the following distributions per share: an income dividend of $0.26 in July, an income dividend of $0.53 in December, and a long-term capital gain of $0.14 in December for a total pay-out for the year of $0.93. As a balanced fund, these returns were achieved while taking only about 70% of the risk in the market Also, the Fund's shares outperformed the Lipper Balanced Fund Index by 18.70%.
      In the future, investors will recall the 1995 market as one of the best in memory. The long-term trend of the market was positive, marked by some volatility. The market opened the year with the Dow Jones Industrial Average at 3834 44 and ended the year at 5117.12 for a total return gain of 36.87% (includes reinvestment of dividends). Pax World Fund shareholders appreciated the market bounce from the 1994 Dow Jones Composite Index of a minus 7.72%.
      An interview with Anthony S. Brown, the Fund's portfolio manager, follows this letter. In it you will find a discussion of your management's strategy for dealing with the 1995 market. At the center of that strategy is a philosophy of value investing, i.e., finding high quality companies, solid in their fundamentals, whose stocks we believe are at good value when their prices become depressed. An outstanding example is the 1995 performance of the pharmaceuticals appearing in the Fund's portfolio. Merck & Co., Inc. was up 72.13%.
      Accompanying this report is the current issue of Connection in which, we hope, you will find several articles of interest. Take a look at the social profiles of two companies appearing in the Fund's portfolio. Your management would be pleased to have suggestions from you concerning the type of article that is most helpful or interesting to you.
      What does 1996 hold for the market? Probability theory suggests that a year from now the market indices will not match the 1995 market performance. Several known factors will affect the market's performance: an election year, peace-keeping efforts in Bosnia, the action(s) of the Federal Reserve Board regarding interest rates, the response of markets to corporate down-sizing, and the earnings patterns of the S&P 500 stocks. Volatility may well characterize the first half of 1996.
      If you are a long-term investor, you may avoid the results of volatility that can be associated with the market in the short-term. You can also manage some of the risk of investing through diversification. Pax World Fund offers a diversified mix of both bonds and equities. Also, it makes good sense to follow a regular investment plan. Many Pax World Fund shareholders have found the Fund's "Automatic Investment Plan" a convenient way to practice dollar-cost averaging that smooths out the average cost of shares. The "Plan" forms are available to you by calling the Fund's 800 number
      On pages two and three of this report, you will find information that gives a quick overview of the Fund's performance, holdings, diversifications, and allocation of assets.
      On June 12,1996 the Annual Meeting of the Fund will be held in Portsmouth, NH. Your management looks forward to greeting you there. As always, we appreciate your support of social responsibility investing. We will make every effort to continue to merit your confidence. After all, we are shareholders too.
                                                     On behalf of the Directors,
                                                              Luther E. Tyson
                                                              President

January 10,1996














            QUESTIONS & ANSWERS--Anthony S. Brown, Portfolio Manager

Q. What factors affected Pax World's performance during the past year?
A. The market, in general, favored consumer basic growth stocks over cyclical companies during the year, especially in the last six months of 1995. Pax World's portfolio is heavily weighted in consumer basic products and services such as pharmaceuticals, food, natural gas, and telephone companies which accounted for your Fund's superior performance during the past year.
O. How did Pax World's portfolio perform in 1995?
A. The Fund's portfolio finished the year with a total return to shareholders of over 29% which places it among one of the top performing Balanced Funds in the country for 1995.

                                                          Total Return for 1995

PAX WORLD FUND                                                +29.19%
LIPPER BALANCED FUND INDEX                                    +24 59%
STANDARD & POOR's 500 INDEX                                   +37.57%
DOW JONES COMPOSITE INDEX                                     +36.87%
NYSE COMPOSITE INDEX                                          +31.31%


(The returns on the first four named items reflect reinvested dividends. There is no reinvested figure for the last item.

 Q.  What has your investment strategy been during this period?
 A. We enlarged the equity side of the portfolio and added to our positions in the consumer basic stocks. where most of our gains were concentrated. On the bond side of the portfolio, we continue to hold only high quality bonds with relatively short maturities because of the flat yield curve during most of the year.
Q. What are some examples of stocks you purchased during the year?
A. New positions were taken in the following companies during 1995

Campbell Soup Co.          Dial Corp.                BellSouth Corp.
CPC International Inc.     Home Depot Inc.           U.S. West Inc.-Media Group
Colgate-Palmolive Co.      Bemis Co. Inc.            Toys R Us Inc.



















                          TEN YEAR ANNUAL TOTAL RETURN
                                   HISTORICAL


Pax World Fund, Inc.
29.19% 1 year total return
 9.79% 5 year avg. total return
10.56% 10 year avg. total return

Lipper Balanced Fund Index

24.59% 1 year total return
13.47% 5 year avg. total return
11.70% 10 year avg. total return

         The cumulative total return (compounding reinvested dividends and capital gains) of Pax World Fund over the past ten years was 172.96%. A $10,000 investment would have grown to $27,296
     The line graph on the above chart for Pax World Fund was adjusted to exclude the result of cumulatively compounding earnings from dividends and capital gains The Lipper Balanced Fund Index also excludes compounding

     Portfolio Highlights
                            One Year ended 1 2/31/95

         | Ten Largest Stock Holdings       l
Company                                     Percent of Net Assets


Merck & Co Inc ...................                            9.7%
H J Heinz Co......................                            7.0%
Campbell Soup Co. ....                                        4.6%
Peoples Energy Corp ...                                       3.7%
Brooklyn Union Gas Co .                                       3.6%
Bristol-Myers Squibb Co.                                      3.6%
Johnson & Johnson ....                                        3.6%
NYNEX Corp ..........                                         3.4%
Bay State Gas Co. .....                                       3.2%
Pfizer Inc .............                                      2.9%

Total                                                         45.3%



| Key Statistics l
         Change in NAV ($13.39 to $16.33)   $2.94

         12 Month Total Return              29.19%

         Net Increase in Net Assets Resulting
         from Operations .                  $110,157,319
         Total Net Assets                   $476.9 million

                          PAX WORLD FUND, INCORPORATED
                             SCHEDULE OF INVESTMENTS
                                December 31,1995

                                            NUMBER OF                 PERCENT OF
         NAME OF ISSUER AND TITLE OF ISSUE  SHARES   VALUE            NET ASSETS

COMMON STOCKS
         CONSUMER PRODUCTS
         Colgate-Palmolive Co.              50,000   $ 3,512,500
         Dial Corp.                        112,500     3,332,812
         Liz Claiborne, Inc                190,000     5,272,500
         Stride Rite Corp                  245,900     1,844,250

                                                       13,962,062       2.9%

         ELECTRIC UTILITY
         Teco Energy, Inc                  200,000     5,125,000        1.1

         FOOD
         CPC International, Inc            175,000     12,009,375
         Campbell Soup Co                   361,700    21,702,000
         General Mills, Inc.                200,000    11,550,000
         H.J. Heinz Co                    1,012,500    33,539,063
         Quaker Oats Co.                     50,000     1,725,000

                                                         80,525,438   16.9
         HOME IMPROVEMENT PRODUCTS
         Home Depot, Inc                    150,000      7,181,250
         Masco Corp                         100,000       3,137,500
                                                         10,318,750     2.2
         Student Loan Marketing Association  42,600       2,806,275      .6

         MAILING EQUIPMENT
         Pitney Bowes, Inc                  166,700        7,834,900    1.6

         NATURAL GAS
         Bay State Gas Co                   553,800        15,367,950
         Brooklyn Union Gas Co.             587,600        17,187,300
         Enron Corp                         100,000         3,812,500
         Peoples Energy Corp.               551,900        17,522,825
         Washington Gas Light Co.            18,400           377,200

                                                            54,267,775  11.4

         PACKAGING
         Bemis Co., Inc                       50,000          1,281,250   .3








PAX WORLD FUND,INCORPORATED
SCHEDULE OF INVESTMENT continued

                                         NUMBER OF                   PERCENT OF
NAME OF ISSUER AND TITLE OF ISSUE        SHARES         VALUE        NET ASSETS


PHARMACEUTICAL
         Bristol-Myers Squibb Co         200,000     17,175,000
         Johnson & Johnson               200,000     17,125,000
         Merck & Co., Inc.               700,000     46,025,000
         Pfizer, Inc.                    218,900     13,790,700

                                                       94,115,700        19.7%

         RETAIL
         Albertsons, Inc                100,000       3,287,500
         Darden Restaurants, Inc        200,000       2,375,000
         Gap, Inc                       250,000      10,500,000
         Hechinger Co, Class A          622,500       2,762,344
         Hechinger Co Class B             5,000          23,750
         The Limited, Inc               250,000       4,343,750
         Smith's Food & Drug Centers    134,800       3,403,700
         Inc, Class B
         Toys R Us, Inc                 200,000       4,350,000
         Wal-Mart Stores, Inc.          500,000      11,187,500

                                                       42,233,544          8.8
         TELEPHONE UTILITIES
         BellSouth Corp.                100,000          4,350,000
         NYNEX Corp.                    300,000         16,200,000
         U S West, Inc. - Comm. Group   200,000          7,150,000
         U S West, Inc - Media Group    300,000          5,700,000

                                                        33,400,000         7.0
         TOTAL COMMON STOCKS
                                                                                                  -----------------



                                           PRINCIPAL
         GOVERNMENT AGENCY BONDS            AMOUNT
Federal Farm Credit Banks Consolidated
         7.750%, due December 9,1997       $10,000,000   10,450,280
         Federal Home Loan Bank System
         8.100%, due March 25,1996           9,000,000    9,053,478
         8.250%, due September 25,1996      15,000,000   15,309,330
         6.540%, due October 3,1996          5,000,000    5,045,800
         6.995%, due November 8,1996         10,000,000  10,147,910
         5.660%, due November 9,1998          7,000,000   7,050,078



Federal National Mortgage Association
         8.150%, due August 12,1996           6,000,000    6,099,612
         7.700%, due September 10,1996        7,000,000    7,109,501
         7.600%, due January 10,1997         10,000,000   10,215,600
         6.050%, due November 10,1997        14,000,000   14,160,076
         7.510%, due November 14,1997        10,000,000   10,392,180
         5.620%, due February 10,1999        10,000,000   10,009,700

International Bank for Reconstruction & Development
         5.875%, due July 16,1997            10,000,000   10,082,800
         TOTAL GOVERNMENT AGENCY BONDS                    125,126,345     26.2%

         TOTAL INVESTMENTS                                  470,997,039    98.7
         Cash and receivables, less liabilities               5,979,321     1.3
         NET ASSETS                                         $476,976,360  100.0%

See notes to financial statements















































                          PAX WORLD FUND, INCORPORATED
                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31,1995

                                     ASSETS

Investments, at value--note A
   Common stocks (cost - $276,331,183) .....................  $345,870,694
   Bonds (cost - $125,760,547) .............................   125,126,345
                                                               470,997,039
Cash .................................                           3,395,358
Receivables
Dividends and interest .......                                   477,714,744
   Total assets ......
                                                     LIABILITIES
Payables
   Capital stock reacquired .....                                     373,187

Accrued expenses
    Investment advisory fee ..........................................202,847
    Transfer agent fee ............................................... 65,343
    Other accrued expenses ........................................... 97,007
    Total liabilities ..................................              738,384


Net assets (equivalent to $16 33 per share based on 29,200,151
   shares of capital stock outstanding)--note E ..............   $476,976,360

Net asset value, offering price and redemption price per share
($476,976,360/29,200,151 shares outstanding)         .................  $16.33

See notes to financial statements.





















PAX WORLD FUND, INCORPORATED STATEMENT OF OPERATIONS--Year Ended December31 1995
Investment income
         Income - note A
         Dividends                                                   $ 9,687,946
         Interest                                                      8,953,133
         Total income                                                 18,641,079

         Expenses
         Investment advisory fee - note B                             $2,191,647
         Transfer agent fee
                                                                         846,893
         Distribution expenses - note D                                  503,888
         Printing                                                        129,952
         Custodian fees - note F                                         129,096
         State taxes                                                      89,018
         Registration fees                                                49,953

         Legal fees and related expenses - note B                         49,837
         Directors fees and expenses - note B                             36,698
         Other                                                            33,378
         Total expenses                                                4,115,810
         Less: Fees paid indirectly - note F                             122,607
         Net expenses
                                                                       3,993,203

      Investment income - net ...............................         14,647,876
Realized and unrealized gain on investments - note C
Net realized gain on investments .....................................11,853,476
Change in unrealized appreciation of investments for the year ........83,655,967
Net gain on investments ..........................                    95,509,443
Net increase in net assets resulting from operations .              $110,157,319
STATEMENT OF CHANGES IN NET ASSETS
                                                          Year Ended December 31
                                                            1995           1994
Increase (decrease) in net assets
     Operations
     Investment income - net ......................$14,647,876       $14,855,197
     Net realized gain (loss) on investments .......11,853,476     (  7,903,511)
     Change in unrealized appreciation of investments 83,655,967       1,894,818
     Net increase in net assets resulting from operations 110,157,319  8,846,504
     Net equalization (debits) ........               (143,513)        (623,310)
     Distributions to shareholders from
     Investment income--net ($ 79 and $ 50 per share, respectively)- note A . . .
                                                       (22,242,270) (14,563,371)

Net realized gain on investments ($ 14 and $-0- per share, respectively) note A
                                                      (   3,936,953)
   Capital share transactions - note E..........          4,892,325 (68,172,746)
    Net increase (decrease) in net assets ...............88,726,908 (74,512,923)
 Net assets Beginning of year ....                      388,249,452  462,762,375

End of year (including undistributed investment income - net
         of $319,091 and $138,823, respectively)      $476,976,360  $388,249,452
See notes to financial statements.

                           PAX WORLD FUND, INCORPORATED
                          NOTES TO FINANCIAL STATEMENTS
                                December 31,1995

NOTE A - ACCOUNTING POLICIES

      Pax World Fund, Incorporated (the "Fund") is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. Significant accounting policies of the Fund are as follows:
      Valuation of Investments Securities listed on any national, regional or local exchange are valued at the closing prices on such exchanges. Securities listed on the NASDAQ national market system are valued using quotations obtained from the market maker where the security is traded most extensively.
      Federal income Taxes The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all its taxable income to its shareholders.
Therefore, no Federal income tax provision is required.
      Equalization The Fund uses the accounting practice known as "equalization" by which a portion of the proceeds from sales and costs of redemptions of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of capital shares.
      Equalization is a permanent book/tax difference that causes a difference between investment income and distributions Distributions to shareholders-All distributions to shareholders are recorded by the Fund on the ax-dividend dates. In accordance with the Internal Revenue Code and applicable Revenue Rulings, the amount of the 1995 distribution which could be designated as a capital gain dividend ($11,855,124) was reduced by $7,918,171, the amount of the 1994 capital loss carryover utilized in 1995. The resulting distribution designated as a capital gain dividend was $3,936,953. The 1995 distribution of net investment income, correspondingly, was increased by $7,918,171.
      Accounting estimates The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
      Other. The Fund follows industry practice and records security transactions on the trade date. Dividend income is recognized on the ex dividend date, and interest income is recognized on an accrual basis NOTE B - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

      The Fund has an investment advisory agreement ("Agreement") with Pax World Management Corp. ("Advisor") which provides for payment by the Fund of an annual investment advisory fee of 3/4 of 1 % of its average daily net assets on the first $25,000,000 and 1 /2 of 1 % of its average daily net assets in excess of that amount. Three officers and directors of the Fund are also officers and directors of the Advisor. The Agreement provides for an expense reimbursement from the Advisor if the Fund's total expenses, exclusive of interest, brokerage commissions or fees, and taxes, but including the investment advisory fee, exceeds 1 - 1 /2% of the average daily net asset value of the Fund for any full fiscal year. An expense reimbursement was not required for either 1995 or 1994. All Directors are paid by the Fund for attendance at directors' meetings.
      During 1995, the Fund incurred legal fees and related expenses of $49,837 with William M. Prifti, Esq., General Counsel for the Fund.
Mr. Prifti is Secretary of the Fund.












PAX WORLD FUND, INCORPORATED
NOTES TO FINANCIAL STATEMENTS, continued

NOTE C - INVESTMENTS

     Purchases and proceeds from 1995 sales of investments, other than U.S. Government agency bonds, aggregated $102,120,992 and $93,148,457, respectively. Purchases and proceeds from 1995 sales and maturities of U S. Government agency bonds aggregated $16,889,375 and $31,000,000, respectively.
     Net realized gain or loss on sales of investments is determined on the basis of identified cost. If determined on an average cost basis, the net realized gain for 1995 would have been approximately the same.
     For Federal income tax purposes, the identified cost of investments owned at December 31, 1995 was $402,091,730 NOTE D - DISTRIBUTION EXPENSES

     The Fund maintains a distribution expense plan pursuant to Rule 1 2b-1 under the Investment Company Act of 1940, as amended The plan provides that the Fund may incur distribution expenses of up to twenty-five one hundredths of one percent (.25%) per annum of its average daily net assets to finance activity which is primarily intended to result in the sale of Fund shares. Such expenses include (but are not limited to) travel and telephone expenses, preparation and distribution of sales literature and advertising, and compensation to be paid to and expenses to be incurred by officers, directors and/or employees of the Fund or other third parties for their distributional services if sales of the Fund are made by such third parties during a fiscal year. The Board may terminate the plan at any time with no penalty to the Fund. If the plan is terminated, the payment of fees to third parties would be discontinued at that time. NOTE E - CAPITAL AND RELATED TRANSACTIONS

Transactions in capital stock were as follows
                         YEAR ENDED                           YEAR ENDED
                       December 31, 1995                  December 31, 1994
                    SHARES       DOLLARS                SHARES        DOLLARS
Shares sold .......2,834,187    $ 42,166,166        2,657,536      $35,050,900
Shares issued in reinvestment of dividends
                   1,512,585      24,008,199         1,013,669       13,207,148
                   4,346,772        66,174,365       3,671,205       48,258,048
Shares redeemed . (4,146,698)      (61,282,040)     (8,813,015)    (116,430,794)

Net increase (decrease)
                    200,074       $  4,892,325      (5,141,810)   $(68,172,746)

The components of net assets at December 31,1 995, are as follows:
Paid-in capital (75,000,000 shares of $1 par value authorized) ....$415,671,783
Undistributed investment income ................................        319,091
Excess distribution of capital gains .........................           (1,652)
Accumulated prior years' net realized losses on investments . . ..   (7,918,171)
Net unrealized appreciation of investments ..................         68,905,309

Net assets .............................................            $476,976,360


NOTE F - CUSTODIAN BANK AND CUSTODIAN FEES

     State Street Bank and Trust Company is the custodian bank for the Fund's assets. The custodian fees charged by the bank are reduced, pursuant to an expense offset arrangement, by an earnings credit which is based upon the average cash balances maintained at the bank. If the Fund did not have such an offset arrangement, it could have invested the amount of the offset in an income-producing asset.




                          PAX WORLD FUND, INCORPORATED
                              FINANCIAL HIGHLIGHTS

     The following per share data, ratios and supplemental data have been derived from information provided in the financial statements and the Fund's underlying financial records. 1. Per share components of the net change during the year in net asset value (based upon average number of shares outstanding).

                                                 Year Ended December 31

                1995   1994  1993  1992  1991   1990  1989   1988   1987   1986

Net asset value,
beginning of year
                $13.39 $13.55 $14.27 $14.99$13.97$13.98$11.92$11.58 $13.19$13.34
Income from investment operations
Investment income net
                   .80    .49    .51    .64   .82   .60   .61    .61   .55  .44
Realized and unrealized
gain (loss) on
investments - net 3.07   (.15)  (.66)   (.39) 2.17   .86  2.32    .71  (.15) .67
Total from investment
operations        3.87    .34    (.15)  .25  2.99  1.46   2.93   1.32   .40 1.11
Less distributions
Dividends from net
investment income .79(A)  .50     .50   .67   .77   .61    .62    .61   .75  .50
Distributions
from realized gains.14(A)          .07  .13  1.04   .84    .25    .37   1.24 .71
Tax return of capital                   .17   .16   .02                  .02 .05
Total distributions .93   .50      .57  .97  1.97  1.47    .87    .98   2.011.26
Net asset value,
end of year      $16.33 $13.39 $13.55$14.27$14.99$13.97$13.98 $11.92$11.58$13.19
2. Total return   29.19%  2.65% (1.05)%  .6%20.8%  10.5% 24.9%  11.5% 2.6%  8.5%
3. Ratios and supplemental data
Ratio of total expenses to
average net assets(B.97%   .98%   .94%  1.0% 1.2%   1.2% 1.1%    1.1% 1.1%  1.2%
Ratio of investment
income - net to
average net assets 3.44%  3.66%  3.63%  3.7% 5.1%   5.4% 5.8%    5.0% 4.1%  3.2%
Portfolio turnover rate
                  28.44% 25.45% 22.15% 17.4%25.7%  38.9% 37.4% 57.5%123.9% 56.5%
Average commission
rate paid (C)   $.0714
Net assets, end
of year('000's)
  $476,976 $388,249$462,762$469,275$270,488 $119,831$93,030$73,650$65,787$53,802
Number of capital
shares outstanding,
 end of year ('000's)
    29,200 29,000  34,142  32,878   18,0428,576   6,653     6,177  5,683   4,080

(A) Reference is made to note A to the financial statements.
(B) In order to conform to current disclosure requirements, the 1 995 ratio is based upon total expenses, including the gross amount of custodian fees (before being reduced pursuant to an expense offset arrangement). The ratios for prior years were based upon net expenses and are not required to be restated.
(C) The 1 995 average commission rate is presented to conform to current disclosure requirements. This disclosure was not required in prior years and has not been computed for the prior years


Board of Directors and Shareholders Pax World Fund, Incorporated
PANNELL
KERR
FORSTER PC
Certified Public Accountants

125 Summer Street
18th Floor
Boston, MA 02110

Telephone (617) 261-1515
Telefax (617) 261-1520

                          Independent Auditors' Report
Board of Directors and Shareholders
Pax World Fund, Incorporated

     We have audited the statement of assets and liabilities of Pax World Fund, Incorporated, including the schedule of portfolio investments, at December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31,1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pax World Fund, Incorporated at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles.
     PANNELL KERR FORSTER, P.C.
January 11, 1996


















                          PAX WORLD FUND, INCORPORATED
                224 State Street, Portsmouth, New Hampshire 03801
                                 1 -800-767-1729

A NO-LOAD DIVERSIFIED FUND

Transfer and Disbursing Agent

PFPC, Inc.
P O. Box 8950
Wilmington, Delaware 19899

For Shareholder Account Information
1 -800-372-7827

General Counsel

William M. Prifti, Esq.
220 Broadway
Suite 204
Lynnfield, Massachusetts 01940

Independent Auditors

Pannell Kerr Forster, P.C
125 Summer Street
Boston, Massachusetts 02110

Investment Adviser

Pax World Management Corp.
224 State Street
Portsmouth, New Hampshire 03801
1 -800-767-1729

All account inquiries should be addressed to Pax World Fund, Inc.
P.O. Box 8930
Wilmington, Delaware 19899

PAX WORLD FUND, INC.
TOTAL RETURN
                            Annualized      Cumulative
                  1 Year            29.19%           29.19%
                  5 Years           9.79%            59.50%
                  10 Years         10.56%           172.96%
                  15 Year          12.00%           447.23%